SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:   File No. 811-2320;
2-47081
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as
     permitted by Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to 240.14a-11(c) or
     240.14a-12

Vestaur Securities, Inc.  File No. 811-2320; 2-47081
 ......................................................
(Name of Registrant as Specified In Its Charter)

 ......................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
    6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule
    14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which
        transaction applies:
        .........................................

     2) Aggregate number of securities to which
        transaction applies:
        .........................................

     3) Per unit price or other underlying value of
        transaction computed pursuant to Exchange Act
        Rule 0-11 (set forth the amount on which the
        filing fee is calculated and state how
        it was determined):
        ..........................................

     4) Proposed maximum aggregate value of
        transaction:
        ..........................................


      5) Total fee paid:
       ...........................................

[X ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
      ..............................................

     2) Form, Schedule or Registration Statement No.:
      ..............................................

     3) Filing Party:
      ................................................

     4) Date Filed:
      ...............................................

VESTAUR SECURITIES, INC.

Centre Square West - UM Floor
15th and Market Streets
Philadelphia, Pennsylvania  19101


-----------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS  -
                                    APRIL 22, 1996
-----------------------------------------------------

TO THE STOCKHOLDERS
OF VESTAUR SECURITIES, INC.

 Notice is hereby given that the annual meeting of stockholders of Vestaur Securities, Inc. will be held on Monday, April 22, 1996, at 11:00 a.m. local time, in Conference Room #3, at ARAMARK, 1500 Market Street,
41st Floor, Centre Square West Tower, Philadelphia, PA
19102, for the following purposes:

 1. To elect a Board of eight Directors to serve until the next annual meeting and until their successors shall have been elected and qualified.

 2. To ratify the action of the Board of Directors in selecting Deloitte & Touche, LLP as auditors to examine the books and financial statements of Vestaur Securities, Inc., for the period commencing December 1, 1995 and ending
     November 30, 1996.

 3. To consider and vote upon a proposal to approve a new advisory agreement between Vestaur
     Securities, Inc. and CoreStates Investment
     Advisers, Inc. ("Adviser"), pursuant to which the Adviser will act as investment adviser with respect to the assets of the Fund, effective upon the date of the annual meeting, assuming prior approval of the merger of CoreStates Corp.
     ("CoreStates") and Meridian Bancorp, Inc.
     ("Meridian")(the "Merger").

 4. The transaction of such other business as may properly be brought before the meeting.

 Stockholders of record at the close of business on March 21, 1996 will be entitled to vote at the meeting. A complete list of the Stockholders entitled to vote at the meeting shall be available for examination by any stockholder at the principal office of the Fund during normal business hours from April 8, until the commencement of the meeting, at which time the list will be available at the place of the meeting.

 It is hoped that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending can vote in person even though a proxy has already been returned.


By Order of the Board of Directors


ROBERT J. DIDOMENICO
Secretary

Philadelphia, Pennsylvania
March 25, 1996
VESTAUR SECURITIES, INC.
  PROXY STATEMENT


 This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Vestaur Securities, Inc. ("Vestaur" or the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in Conference Room #3, at ARAMARK, 1500 Market Street,
Centre Square West Tower, 41st Floor, Philadelphia,
Pennsylvania 19102, on Monday, April 22, 1996 at 11:00 a.m., local time. The address of the principal office of the Fund is Centre Square West - UM Floor,
Philadelphia, Pennsylvania 19101.


 Proxy Solicitation


 All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Annual Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund.
Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Annual
Meeting and vote your shares in person.

 The Board of Directors intends to bring before the meeting the matters set forth in items 1, 2 and 3 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2 and 3 in accordance with the directions of the stockholders as specified on the proxy card; if no choice is specified, the shares will be voted IN FAVOR of the election of the eight directors named under item 1, IN FAVOR of ratification of Deloitte & Touche, LLP as auditors and IN FAVOR of approval of the investment advisory agreement described in item 3. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes are counted for quorum purposes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions will have the effect of a negative vote on the proposal to ratify approval of accountants because it requires the affirmative vote of a majority of shares present in person or by proxy and entitled to vote and similarly, will have the effect of a negative vote on the proposal to approve the investment advisory agreement because it requires the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act") and described below. Under the rules of the New York Stock Exchange, Inc. brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors.

 The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting is required for the election of Directors
(Item 1); the affirmative vote of a majority of the shares cast at the meeting is required for ratification of the selection of independent public accountants (item 2); and the affirmative vote of more than 50% of the Fund's outstanding shares entitled to vote at the meeting or a two-thirds majority of the shares present at the meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, is required for approval of the investment advisory agreement.

 In the event a quorum is not present at the meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

 The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, telegraph and personal contact. The Fund has engaged Corporate Investor Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual stockholders for a fee of approximately $5,000. The Annual Report of the Fund has been mailed to all stockholders entitled to vote at the Annual meeting. The Fund will furnish, without charge, a copy of the Annual Report to a stockholder upon request. Stockholder requests should be directed to Robert J. DiDomenico, Centre Square
West - UM Floor, 15th and Market Streets,
Philadelphia, PA 19101; telephone by collect call to
(215) 567-3969. This proxy statement and Form of proxy were first sent to stockholders on or about
March 25, 1996.


 Voting Securities and Principal Holders Thereof


 Holders of Common Stock of the Fund of record at the close of business March 21, 1996 will be entitled to vote at the Annual meeting or any adjournment thereof.
As of March 21, 1996, the Fund has outstanding
6,651,676 shares of Common Stock. The stockholders are entitled to one vote per share on all business of the meeting. To the knowledge of the Fund, there is no beneficial owner of more than 5% of the outstanding
Common Stock of the Fund.

 The officers and directors of the Fund as a group beneficially own in the aggregate 25,237.466 shares
(0.379%) of the outstanding Common Stock of the Fund and less than 1% of the outstanding securities of CoreStates Financial Corp ("CoreStates"), ultimate parent of CoreStates Bank, N.A. ("CoreStates Bank") and CoreStates Investment Advisers, Inc. (the
"Adviser").


 I. ELECTION OF DIRECTORS


 At the Annual Meeting eight Directors, constituting the entire Board of Directors of the Fund, are to be elected to hold office until the next annual meeting and until their successors are elected and shall have qualified. If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Directors has no reason to believe that any of the eight nominees will be unable to serve. Mr. Jansing was previously a Director of the Fund from its inception in 1972 until his resignation in July, 1974.
The ages, principal occupations and certain other affiliations of the nominees, the amount of stock owned beneficially, directly or indirectly, in the Fund and the years they first became Directors of the Fund are as follows:

          Age ( )               Shares Owned
         Principal              beneficially,  Percent
Name     Occupation    First     directly or    of
and      and other     Became    indirectly     class
Address  Affiliations  Director    3-21-96     3-21-96
-------  ------------  -------- ------------  --------
#Dr. Donald C.           1972       -0-         -0-
Carroll
217 Logan Court
Phila., PA 19103

(65) Chairman, Shulco, Inc. since 1986. Also a director of SEI Corporation and of several privately held companies.

Paul B. Fay, Jr.        1972       21,524.626   0.324
3766 Clay Street
San Francisco, CA
94118

(77) President, The Fay Improvement Company; Trustee of Odell Charitable Foundation and Naval War College
Foundation (Emeritus); Director of First American
Financial Corporation, SunCoast Savings and Loan
Association, and Compensation Resource Group
Incorporated.

#Robert F. Gurnee       1991          200.000   0.003
3801 Kennett Pike
Building B, Suite 201
Greenville, DE  19807

(68) Chairman, Financial Integrity Group, Inc.,
Director, Japan Equity Fund, Inc., The Thai Capital
Fund, Mellon Bank (DE) N.A.  Formerly, Chairman, Sears
Roebuck Acceptance Corporation, Discover Credit Corp.
and Sears Receivables Financing Group; and Vice
President and Corporate Treasurer, Sears, Roebuck and
Co.

#John C. Jansing        1976        1,000.000   0.015
162 S. Beach Road
Hobe Sound, FL
33455

(70) Director, Lord Abbett & Co. managed group of mutual funds and Alpine Group Inc. Formerly,
Chairman, Independent Election Corporation of America.

-----------------------------------------------------
 # Member of Audit Committee
          Age ( )               Shares Owned
         Principal              beneficially,  Percent
Name     Occupation    First     directly or    of
and      and other     Became    indirectly     class
Address  Affiliations  Director    3-21-96     3-21-96
-------  ------------  -------- ------------  --------
*James S. Morgan        1978      1,000.000(1)  0.015
Woodside-282
1515 The Fairway
Rydal, PA  19046

(79) Private Investor; Vice President and Chief
Investment Officer-Equities, Rittenhouse Financial
Services, Inc.; Vice President and Director, The
Rittenhouse Trust Co. Formerly, Senior Vice President of First Pennsylvania Bank N.A. Chairman of the Fund until 1982.

**Philip R. Reynolds    1972        889.456     0.013
43 Montclair Drive
West Hartford, CT
06107

(68) Treasurer and Trustee of J. Walton Bissell
Foundation since 1989.  Formerly, Executive Vice
President, Investments, Phoenix Mutual Life Insurance
Co. 1984- 1989.  Director, Phoenix Series Fund,
Phoenix Total Return Fund, Big Edge Series Fund and
Phoenix Multi-Portfolio Fund.

**Marciarose Shestack   1972        523.384     0.008
Parkway House
2201 Pennsylvania
Ave.
Philadelphia, PA
19130

(62) Freelance television broadcaster, journalist and public relations consultant since 1990. Formerly, Consultant to Philadelphia Developers Alliance
1989-1990; President, Philadelphia Developers'
Alliance (1986-1989).

-----------------------------------------------------

 *  Interested Person
 ** Member of Executive Committee

 (1) Does not include 1,000 shares held by a family member of Mr. Morgan as to which he disclaims beneficial ownership.



          Age ( )               Shares Owned
         Principal              beneficially,  Percent
Name     Occupation    First     directly or    of
and      and other     Became    indirectly     class
Address  Affiliations  Director    3-21-96     3-21-96
-------  ------------  -------- ------------  --------

*Mark E. Stalnecker     1993        100.000     0.001
**Centre Square West
Philadelphia, PA
19101

(44) Chairman of Vestaur Securities since 1993.
Executive Vice President, CoreStates Bank, N.A. and
CoreStates Financial Corp. since 1988. Chief Trust and Investment Services Officer, CoreStates Financial
Corp. 1990- 1995.  Chairman and President, CoreStates
Investment Advisers, Inc., Director, CoreStates Bank of Delaware, N.A. and Philadelphia International
Investment Corp.  Formerly, Director, CoreStates Bank,
N.A.

-----------------------------------------------------

 *  Interested Person
 ** Member of Executive Committee






 Under the 1940 Act, Mr. Stalnecker is an "interested person" of the Fund because he is a Director of the Adviser and an Executive Vice President of CoreStates
Bank, an affiliate of the Adviser. Mr. Morgan is an "interested person" because he owns beneficially 6,254 shares of Common Stock of CoreStates. During the last full fiscal year, Dr. Carroll attended fewer than 75 percent of the meetings of the Board and the Board committees on which he served.

 The officers of the Fund, the period during which each has served, their ages, principal occupations during the last five years including offices held with the Adviser, CoreStates and its affiliated companies and beneficial ownership of shares of the Common Stock of CoreStates are as follows:







                                            Common
                              CoreStates   Stock***
                                Shares     Options
Name, Age                       Owned        To
( ) and     Principal       Beneficially   Purchase
Office     Occupation         3-21-96      3-21-96
--------- ---------------   ------------  -------------

Mark E. Stalnecker (44)      12,463.000    106,540.000
Chairman of the Board
since 1993.

Executive Vice President, CoreStates Bank, N.A. and
CoreStates Financial Corp. since 1988. Chief Trust and Investment Services Officer, CoreStates Financial
Corp. 1990-1995.  Chairman and President, CoreStates
Investment Advisers, Inc., Director, CoreStates Bank of Delaware, N.A. and Philadelphia International
Investment Corp.


Dung Vukhac (52)              3,506.623     38,936.000
President since 1995.

Director and Senior Vice President, Fixed Income
Services, CoreStates Investment Advisers, Inc. since
1987; Previously, Securities Analyst, Economist, Vice
President and Fixed Income Manager, Trust Department,
Philadelphia National Bank.

Michael F. Melloy (58)        1,700.000         -0-
Vice President since 1990.

Vice President and Portfolio Manager, CoreStates
Investment Advisers, Inc. since 1990.  Previously,
Executive Vice President, Centre Square Investment
Group and Vice President, First Pennsylvania Bank N.A.

Karen G. Bater (37)             541.620         -0-
Assistant Vice President
since 1992.

Vice President and Senior Portfolio Manager,
CoreStates Investment Advisers, Inc. since 1986.

Robert J. DiDomenico (39),      719.210         -0-
Secretary and Treasurer
since 1995.

Assistant Vice President, CoreStates Investment
Advisers, Inc. since 1994.  Previously, Trust Officer,
CoreStates Investment Advisers, Inc., 1992-1994, Trust
Officer, CoreStates Bank, N.A., 1990-1992.  Trust
Officer, First Pennsylvania Bank N.A., 1989-1990;
Staff Accountant, First Pennsylvania Bank N.A.,
1985-1989.

-----------------------------
*** CoreStates Financial Corp has 138,714,797 shares of Common Stock outstanding.


 All officers are elected to one-year terms. All officers and directors may be reached through the principal offices of the Fund at Centre Square West -
UM Floor, Philadelphia, Pennsylvania 19101. The Fund had no Nominating or Compensation Committees during fiscal year 1995. The Board of Directors held four regular meetings in fiscal year 1995.

 Unless instructed by the stockholders to refrain from so voting, it is the intention of the persons named as proxies to vote for election of the eight nominees listed above as Directors. Provided that a quorum is present, a plurality of the votes validly cast at the meeting is required to elect each of the Directors.


 OTHER REMUNERATION AND AFFILIATIONS OF OFFICERS AND
 DIRECTORS


 Each of the seven directors of the Fund who are not affiliated persons (as defined in the Investment
Company Act of 1940, as amended) of the Adviser, or of CoreStates, its parent, receives an annual fee of $7,000, and $200 for each Board meeting attended, as compensation for services. The Fund also pays such Board members $100 for each Executive Committee
Meeting attended and $150 for each Audit Committee
Meeting attended. The Fund also reimburses all Directors who are not affiliated persons for expenses incurred in connection with attending meetings of the Board of Directors. For the year ended November 30,
1995 aggregate Directors fees paid were $54,300 and expenses paid were $9,166.96 (see table below). Fees, salaries or other remuneration of officers of the Fund who also serve as directors, officers, employees or special consultants to the Adviser, CoreStates or any of their affiliated companies are borne by the appropriate CoreStates affiliate. All present officers are covered by this provision, and did not receive any compensation or expense reimbursement from the Fund.




        Aggregate      Pension or               Total
        Compensation   retirement               Compensation
Name      from         Benefits    Estimated    From Registrant
of        Registrant    Accrued     Annual       and Fund Complex
Person    for fiscal   as Part     Benefits     Paid to Directors
and       year end     of Fund     Upon         for the fiscal
Position  11-30-95     Expenses    Retirement   year end 11-30-95
-------- ----------   ----------- ------------ ------------------
Donald C.  $7,200        -0-          -0-          $7,200
Carroll
Director

Paul B.    $7,800        -0-          -0-          $7,800
Fay, Jr.
Director

Robert F.  $7,800        -0-          -0-          $7,800
Gurnee
Director

John C.    $8,100        -0-          -0-          $8,100
Jansing, Sr.
Director

James S.   $7,800        -0-          -0-          $7,800
Morgan
Director

Philip R.  $7,800        -0-          -0-          $7,800
Reynolds
Director

Marciarose $7,800        -0-          -0-          $7,800
Shestack
Director

Mark E.      -0-         -0-          -0-           -0-
Stalnecker
Director

 II. RATIFICATION OF APPOINTMENT OF AUDITORS


 At a meeting held on December 13, 1995, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected Deloitte & Touche, LLP as auditors to examine the Fund's books and securities and to certify from time to time the Fund's financial statements for the period December 1, 1995 to November 30, 1996, subject to ratification by the stockholders of the Fund. The firm has no direct or indirect material interest in the Fund. Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions. A majority vote of the shares represented in person and by proxy at the meeting is necessary to ratify the selection of the auditors.

 The Board of Directors has appointed an Audit Committee consisting of John C. Jansing, Robert F. Gurnee (commencing with fiscal year 1996) and Donald C. Carroll. The purpose of this Committee is to evaluate financial management, meet with the auditors, and deal with other matters of a financial nature that they deem appropriate. The Committee met twice during fiscal year 1995.


 III. APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
      FOR THE FUND



 Background

 One of the purposes of the meeting is to consider a new investment advisory agreement for Vestaur as a result of the proposed merger whereby Meridian Bancorp, Inc. ("Meridian") would merge into CoreStates (the "Merger"). The Merger represents a change in ownership of the parent corporation of CoreStates Investment Advisers, Inc. (the "Adviser") and, as such, has the effect under the 1940 Act of terminating the existing advisory agreement between Vestaur and the Adviser (the "Existing Advisory Agreement"). Accordingly, shareholders are being asked to approve a new advisory agreement embodying exactly the same terms and fees with the Adviser under its new ownership (the "New Advisory Agreement"). The Fund's Board of Directors, including a majority of the non-interested Directors (those Directors who are not parties to the New Advisory Agreement, or interested persons of such parties) approved the New Advisory Agreement, subject to approval by the shareholders of the Fund, to become effective upon the date of the Annual Meeting, or upon consummation of the merger, if it occurs subsequent to the Annual Meeting.

 In October 1995, CoreStates announced its intention to enter into a Merger with Meridian whereby Meridian will merge with and into CoreStates. CoreStates is to be the surviving corporation and will continue under the name "CoreStates Financial Corp."
The Board of Directors of both CoreStates and Meridian approved the Merger. The merged CoreStates/Meridian organization will rank among the twenty-five largest bank holding companies in the United States based on assets. It is anticipated that approximately 88,395,719 shares of CoreStates Common Stock will be issued in the Merger. CoreStates has a total of 350 million authorized shares of Common Stock. Cash will be paid in lieu of fractional shares of CoreStates Common Stock according to a formula based on the average closing prices for CoreStates Common Stock for five trading days preceding the effective time of the Merger. The Merger was approved by the shareholders of both CoreStates and Meridian, and is subject to approval by various federal and state regulatory authorities. The Board of Directors of both CoreStates and Meridian expect the merger to be completed during the first or second week in April, 1996.


 Meridian is a publicly owned multibank holding company incorporated under the laws of the Commonwealth of Pennsylvania and registered under the Federal Bank Holding Company Act of 1956, as amended. Through its subsidiaries, Meridian managed as of September 30, 1995, more than $15 billion in assets, including approximately $1.5 billion in mutual fund assets.

 As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination upon "assignment." Consummation of the Merger may be deemed to be an assignment (as defined in the 1940 Act) of the Existing Advisory Agreement resulting in the termination of the Existing Advisory Agreement in accordance with its terms. In anticipation of the Consummation of the Merger, and to provide continuity in investment advisory services, Vestaur's Board of Directors, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) at a meeting held on March 13, 1996, approved and directed that there be submitted to shareholders for approval a new investment advisory agreement between Vestaur and the Adviser.

 In connection with the Fund's approval of the New Advisory Agreement, the Board considered that the terms of the Merger do not require a change in the Fund's investment objective or policies, the Adviser's investment management or operation of the Fund, the investment personnel managing the Fund, the investment advisory fee or the shareholder services or other business activities of the Fund. CoreStates has informed the Board of Vestaur that the Merger will not at this time result in any such change, although no assurance can be given that such a change will not occur in the future.

 Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are in effect or contemplated insofar as the Fund is concerned.

 The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the Adviser within the meaning of the 1940 Act. At present, two of the Fund's directors, out of eight directors, are interested persons of the Adviser. The Fund expects to comply with Section 15(f).

 If the Merger is not completed, the Existing Advisory Agreement will remain in effect. In the event the New Advisory Agreement is not approved by the Fund's shareholders, the Directors will promptly seek to enter into a new advisory arrangement for the Fund, subject to approval by the Fund's shareholders.


 THE INVESTMENT ADVISER


 Since June 14, 1990, the Investment Adviser to the Fund has been CoreStates Investment Advisers, Inc., a wholly-owned, indirect subsidiary of CoreStates. The address of the Adviser is Upper Mezzanine, 1500 Market Street, Philadelphia, Pennsylvania 19102. The Adviser provides investment advisory services to individuals, investment companies, pension and profit sharing plans and corporations or other business entities.

 The Adviser is a wholly-owned subsidiary of CoreStates Bank which was formed on October 1, 1990 as a result of the merger of First Pennsylvania Bank N.A. (the Fund's former investment adviser and its custodian) with and into The Philadelphia National Bank. CoreStates Bank, in turn, is a wholly-owned subsidiary of CoreStates.

 Mark Stalnecker is Chairman, President and a Director of the Adviser, and reports to Daniel Aboyan, Senior Vice President of CoreStates Investment Banking Group. In such capacity, he is responsible for the investment management activities of the Adviser. The other Directors of the Adviser are Dung Vukhac, Senior Vice President of the Adviser; Timothy R. Stives, Senior Vice President of the Adviser; Charles T. Meisse, Managing Director of the Adviser; JoAnne T. Fredericks, Managing Director and Treasurer of the Adviser; Daniel Aboyan and Richard J. Lindsay. Michael F. Melloy, Stuart N. Hosansky and Karen G. Bater are Vice Presidents of the Adviser and William T. Lawrence is Vice President and Secretary of the Adviser.

 As of December 31, 1995, CoreStates Bank, N.A. manages the investments of thirty-one common trust funds having assets of more than $3.1 billion. The Adviser is investment manager to CoreFund, Inc., a management investment company presently consisting of seventeen portfolios: CoreFund Cash Reserve, CoreFund Treasury Reserve, CoreFund Tax-Free Reserve, CoreFund Fiduciary Reserve, CoreFund Fiduciary Treasury Reserve, CoreFund Fiduciary Tax-Free Reserve, CoreFund Growth Equity Fund, CoreFund Value Equity Fund, CoreFund Equity Index Fund, CoreFund International Growth Fund, CoreFund Balanced Fund, CoreFund Global Bond Fund, CoreFund Government Income Fund, CoreFund Intermediate Bond Fund, CoreFund Intermediate Municipal Fund, CoreFund New Jersey Municipal Fund and CoreFund Pennsylvania Municipal Fund. These portfolios have aggregate assets of $2.2 billion. In connection with the Merger, certain registered investment companies managed by Meridian will reorganize with and consequently, become portfolios of CoreFund, Inc.

 The Chairman and Chief Executive Officer of CoreStates is
Terrence A. Larsen who also is a Director of CoreStates. The names of all of the other Directors of CoreStates are as follows:

 George A. Butler, Retired President of CoreStates; Nelson G. Harris, Esq., Retired Chairman, Chairman of the Executive Committee and Director, Tasty Baking Company; Carlton E. Hughes, Chairman and Director, Stewart-Amos Steel, Inc.; Ernest E. Jones, Executive Director, Greater Philadelphia Urban Affairs Coalition; Herbert Lotman, Chairman and Chief Executive Officer, Keystone Foods Corporation; George V. Lynett, Esq., Publisher, The Scranton Times; Patricia A. McFate, Senior Scientist and Program Director, Science Applications International Corporation; John A. Miller, Retired Chairman, Chairman of the Executive Committee, Provident Mutual Life Insurance Company of Philadelphia; Marlin Miller, Jr., President, Chief Executive Officer and Director, Arrow International, Inc.; Stephanie W. Naidoff, Esq., Of Counsel, Morgan, Lewis & Bockius; Seymour S. Preston, III, Chairman and Chief Executive Officer, AAC Engineered Systems, Inc.; James M. Seabrook, Chairman and Chief Executive Officer, Seabrook Brothers & Sons, Inc.; J. Lawrence Shane, Retired Vice Chairman and Director, Scott Paper Company; Raymond W. Smith, Chairman, Chief Executive Officer and Director, Bell Atlantic Corporation; Harold A. Sorgenti, Chairman, Freedom Chemical Company; and Peter S. Strawbridge, President and Director, Strawbridge and Clothier. Charles L. Coltman, III is President and Chief Operating Officer of CoreStates and Rosemarie B. Greco is President and Chief Executive Officer, CoreStates Bank, N.A. Christopher J. Carey is Senior Vice President and Corporate Comptroller of CoreStates. All of the above persons may be reached in care of CoreStates Financial Corp., PNB Building, Broad and Chestnut Streets, Philadelphia, PA 19101. None of the foregoing persons owns as much as 1% of the outstanding stock of CoreStates and all of them own less than 5%. Upon effectiveness of the Merger, the CoreStates Board will consist of fifteen board members, of which ten will be from the current directors of CoreStates and five will be from Meridian.

 Mark E. Stalnecker, Chairman of the Fund, is a Director of the Adviser, with direct responsibility for the organization's investment activities. Michael F. Melloy and Karen G. Bater, Vice President and Assistant Vice President of the Fund, respectively, are Vice Presidents of the Adviser, with responsibility for fixed income investments and also are affiliated with the CoreStates' Bank Trust and Investment Group. Robert J. DiDomenico, Treasurer and Secretary of the Fund, is affiliated with CoreStates Bank. Dung Vukhac, President of the Fund, is head of the Adviser's fixed income division and oversees investment management activities of the Fund. Mr. Stalnecker is responsible for management of the Fund. Mr. Melloy is responsible for management of the Fund's portfolio and is in charge of its investment research and trading operations. Mr. DiDomenico is responsible for the Fund's compliance with governing laws and maintaining the books and records of the Fund and for working with the portfolio manager on a continuous basis to assure that accounting records are properly maintained and that monies of the Fund are fully invested at all times. In their capacities as officers of the Fund, Messrs. Vukhac, Melloy, DiDomenico and Ms. Bater report to Mr. Stalnecker.

 CoreStates Bank, serves as custodian of the Fund's assets. For the fiscal year ended November 30, 1995, the Fund paid custodian fees of $22,846 to CoreStates Bank.


 THE EXISTING ADVISORY AGREEMENT AND THE  NEW ADVISORY AGREEMENT


 The Existing Advisory Agreement and the proposed New Advisory Agreement are identical in all substantive respects, differing only in their effective and termination dates. The description of the New Advisory Agreement is qualified in its entirety by reference to the form of Agreement attached as Exhibit A to this proxy statement. Pursuant to the terms of the Existing Advisory Agreement and the New Advisory Agreement, the Adviser provides the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and in carrying out such program is responsible for the investment and reinvestment of the Fund's assets. The Adviser performs and absorbs the cost of research, statistical analysis and continuous complete supervision of the Fund's investment portfolio. The Adviser also causes the Fund to be furnished office space and all ordinary and necessary office facilities, equipment and personnel for managing the affairs of the Fund. The Adviser or its affiliates paid the fees, salaries or other remuneration of directors and officers of the Fund who also served as directors, officers or employees of or special consultants to the Adviser, CoreStates, CoreStates Bank, or any of their affiliated companies. In addition, the Adviser absorbed the costs and expenses of the Fund's Transfer Agent, Dividend Disbursing Agent and Agent under the Automatic Dividend Investment Plan and the Fund's Registrar. In return for its advisory and other services and the expenses it assumed, under the terms of the Existing Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive a monthly fee at an annual rate of 0.5% of the average monthly net asset value of the Fund pl`us 2.5% of the net amount of interest and dividend income after deducting interest on borrowed funds. In computing the advisory fee, the Adviser first multiplies the average monthly net asset value times 0.5%. The Adviser then determines investment income, net of interest paid on borrowings. In recent years, there have been no borrowings by the Fund and no interest paid thereon to deduct from investment income. If there were borrowings, the Adviser would deduct the interest paid on borrowings from the Fund's investment income and then multiply that remainder times 2.5%. The product of that computation would be added to the product of the first computation based on average monthly net assets. Amortization of debt discount is not considered interest income for the purpose of calculating such fee. For the fiscal year ended November 30, 1995, the Adviser received $681,471 (0.714% of average net assets) from the Fund in fees under the Existing Advisory Agreement. As of February 29, 1996, the Fund had net assets of $98.6 million. The Adviser would have received the same fees if the New Advisory Agreement had been in effect during the fiscal year ended November 30, 1995.

 The Fund is responsible under the Existing Advisory Agreement and the New Advisory Agreement for all other costs and expenses of its operations, including fees of the Directors who were not "affiliated persons" (as defined in the 1940 Act) of the Adviser, CoreStates, CoreStates Bank or any of their affiliated companies, custodian expenses, legal fees, expenses of independent accountants, costs of acquiring and disposing of portfolio securities, brokerage fees, taxes, stock exchange listing expenses, reports to shareholders, proxy materials, and the cost of printing share certificates and other expenses. The Existing Advisory Agreement and the New Advisory Agreement provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties under this Agreement.

 Annual Fund Operating Expenses.  If the proposed New Advisory
Agreement had been in effect during the most recent fiscal year, total Fund operating expenses would have been the same as the expenses at the end of the most recent fiscal year.

 The Existing Advisory Agreement was approved by the Shareholders of the Fund on June 14, 1990 for an initial two year term in connection with the change of adviser from First Pennsylvania Bank to the current adviser. The proposed New Advisory Agreement will become effective on the date of shareholder approval (or date of consummation of the Merger, if it occurs subsequent to the Annual Meeting) and continue in force for an initial two year period. The Existing Advisory Agreement and the New Advisory Agreement provide that the respective Agreement will continue from year to year so long as such continuance is specifically approved at least annually by (1) the Board of Directors of the Fund or (2) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that in either event the continuance also is required to be approved by the vote of a majority of the Directors of the Fund who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or the Adviser cast in person at a meeting called for the purpose of voting upon such approval. The Existing Advisory Agreement and the New Advisory Agreement provide for automatic termination of the respective Agreement in the event of its assignment. In addition, each Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund.

If the Board's approval of the New Advisory Agreement is ratified by either more than 50% of the Fund's outstanding shares entitled to vote at the meeting or by a two-thirds majority of the shares present at such meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, the New Advisory Agreement will be approved. No arrangements have been made in connection with the New Advisory Agreement with respect to the composition of the Board of Directors of the Fund or the Adviser.

 The proposed New Advisory Agreement between the Fund and the Adviser is Exhibit A of this proxy statement.

 The Board of Directors recommends that shareholders vote to approve the New Advisory Agreement.



 ADDITIONAL INFORMATION


 The Adviser has informed the Fund that the services provided under the Existing Advisory Agreement and the New Advisory Agreement may be performed by the Adviser and its bank and non-bank affiliates without violation of applicable statutes and regulations, including the federal statute commonly known as the Glass-Steagall Act. The Glass-Steagall Act, among other things, relates to the activities of bank holding companies and banks and their subsidiaries and affiliates in connection with investment companies. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the ability of the Adviser or any other affiliates or subsidiaries of CoreStates to continue to perform such services for the Fund. Depending upon the nature of any changes in the services which could be provided by the Adviser or CoreStates' other affiliates, the Board of Directors of the Fund would review the relationships with CoreStates' affiliates and subsidiaries and consider taking all actions necessary in the circumstances.

 The Adviser has informed the Fund that the Fund's assets will not be invested in stock or obligations of or property acquired from CoreStates or its affiliates or directors, officers or employees or other persons with substantial connections with CoreStates or its affiliates and that such assets will not be sold or transferred, by loan or otherwise, to CoreStates or its affiliates or persons connected with them. The Directors of the Fund do not believe that these restrictions impose any additional or substantial burden on the Fund in connection with either its investment or administrative management.



STOCKHOLDER PROPOSALS


 Any stockholder desiring to present a proposal for consideration at the 1997 Annual Meeting of Stockholders of the Fund should submit such proposal in writing so that it is received by the Fund at Centre Square West - UM Floor, 15th and Market Streets, Philadelphia, Pennsylvania 19101, by not later than November 26, 1996. Mere submission of a stockholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the Annual Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

Robert J. DiDomenico, Secretary

March 25, 1996


INVESTMENT ADVISORY AND SERVICES AGREEMENT
VESTAUR SECURITIES, INC.


 THIS AGREEMENT, made as of the ____ day of April, 1996 by and between VESTAUR SECURITIES, INC., a Delaware corporation, party of the first part (the "Company"), and CoreStates Investment Advisers, Inc., an investment adviser registered as such under the Investment Advisers Act of 1940, party of the second part (the "Advisers").

 In consideration of the premises and of the mutual agreements hereinafter set forth, the Company and the Adviser agree as follows:

PART ONE

Definitions

 (1) "The period of this Agreement" means the term of this Agreement and any renewal or extension thereof, or until any prior termination thereof.

 (2)      The "1940 Act" means the Investment Company Act of
1940, as amended.

 (3) The "vote of the majority of the outstanding voting securities" of the Company has the meaning contained in the 1940
Act.

 (4) The terms "interested person", "affiliated person" and "assignment" have the meanings contained in the 1940 Act.

 (5) The terms "affiliated company" and "affiliated companies" means with respect, to the Adviser, CoreStates
Financial Corp and any corporation controlling, controlled by or under common control with CoreStates Financial Corp.

 (6)      The term "interim period" means the period commencing
March 6, 1990 and ending on the date that this agreement shall have been approved by the vote of the majority of the outstanding voting securities of the Company.


PART TWO

Investment Advice and Other Services

 (1) The Company hereby retains the Adviser, and the Adviser hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to provide or to cause to be provided administration of the day-to-day investment operations of the Company, to furnish the Company continuously with investment planning to provide investment advice with regard to the Company's portfolio, to prepare and make available to the Company all necessary research and statistical data in connection therewith and to supervise the purchase and sale and the acquisition and disposition of specific securities by the Company. The Adviser shall keep or cause its affiliated companies to keep the books and financial records of the Company, and on behalf of the Company shall compute the net asset value of the Company's shares (in accordance with any instructions of the Board of Directors of the Company (the "Board")) at such times as the Board may direct. The Adviser shall furnish, to the Company and to such other persons as the Company may direct, any statements with respect to the net asset value per share, at such times, and in such forms, as the Company may reasonably prescribe. The Adviser shall maintain a continuous record of all the investments and securities which comprise the Company's portfolio and shall furnish to the Board a resume of such portfolio, at such times, and in such forms, as the Board may reasonably prescribe. The Adviser shall also render to the Board a report on all matters pertaining to the services provided by the Adviser hereunder, at such times, and in such forms, as the Board may reasonably prescribe. The Adviser shall perform such other services as are reasonably incidental to the foregoing duties.

  The Adviser shall furnish the Company or cause its affiliated companies to furnish the Company with the services of a person or persons satisfactory to the Company whose duties shall include (except for the legal and auditing aspects thereof) the supervision of the Company's financial statements and reports, the preparation of reports to shareholders and others, and any statements or reports required by regulatory authorities of the United States, or states thereof in which the Company has qualified its shares for sale.

 In addition, the Adviser shall furnish or cause its affiliated companies to furnish to the Company such office space and facilities, including, without limitation, stenographic, telephone, telegraphic, mailing, and other facilities as may be required for the management of the affairs and business of the Company. It is the intent of this Agreement that the Adviser shall supply or, in the case of noninvestment advisory services, cause its affiliated companies to supply, such services as are necessary or desirable and proper for the continuous operation of the Company. However, the Adviser shall not be required to perform or to cause the performance of (a) those services customarily performed by the members of the Board; (b) those services customarily performed by the officers of the Company (except to the extent requested, those of the Secretary of the Company); or (c) those services customarily performed by the independent accountant, broker, dealer or independent legal counsel.

 (2) The Adviser shall arrange, if requested by the Company, for officers and directors of the Adviser or its affiliated companies to serve without compensation from the Company as directors or officers of the Company, if duly elected to such positions by the shareholders or directors of the Company, or as employees of the Company. In addition, the Adviser will bear the cost of fees, salaries or other remuneration of directors and officers of the Company who also serve as directors, officers, employees or special consultants to the Adviser or any of its affiliated companies.

 (3) The Adviser covenants and agrees that in making purchases, sales, acquisitions and dispositions of specific securities on behalf of the Company, it shall at all times be governed by the Company's investment objectives and policies as delineated and limited by the statements contained in the various documents filed with the Securities and Exchange Commission (the "Commission") as such documents may from time to time be amended (whether or not such amendments are filed with the Commission). The Company agrees to supply the Adviser with copies of all documents filed with the Commission, together with any amendments thereto (whether or not such are filed with the Commission).

 (4) The Adviser hereby covenants and agrees that it will make no separate charge to any shareholders of his individual account for any service rendered to said shareholder or the Company by the Adviser or its affiliated companies hereunder unless such charges for special services are specifically approved by the Board, including a majority of the directors who are not "interested persons" of the Adviser. No special charge will be levied retroactively or without appropriate notice to affected shareholders.

 (5) The Adviser hereby acknowledges that all records necessary in the operation of the Company, including records pertaining to its shareholders and investments, are the sole and exclusive property of the Company, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should even occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.

 (6) Subject to approval of this Agreement by the vote of a majority of the outstanding voting securities of the Company, the Adviser hereby covenants and agrees to cause payment or reimbursement to the Company of all fees and expenses of the Company's Transfer Agent, Dividend Disbursing Agent, Registrar and the Agent or Agents under the Company's Automatic Dividend Investment Plan.

PART THREE

Compensation to Investment Adviser

 (1) The Company covenants and agrees to pay to the Adviser, and the Adviser covenants and agrees to accept from the Company in full compensation, and as the only compensation to which the Adviser shall be entitled to receive under this Agreement, for all investment advice, material and other services furnished, and for all facilities and equipment and for all expenses paid or reimbursed by the Adviser hereunder, a monthly fee at an annual rate of 0.5% of the average monthly net asset value of the Company, plus 2.5% of the net amount on interest and dividend income after deducting interest on borrowed funds (the "Advisory Fee"). The Advisory Fee shall be computed as of the close of business on the last business day of each month. The Advisory Fee shall be prorated for any fraction of a month at the commencement or termination of this Agreement.

 (2) Net asset value of the Company for purposes of computing the Advisory Fee will be determined as of the close of trading on the last business day in each month on which the New York Stock Exchange is open, and will be computed pursuant to the provisions of the Company's Bylaws and any currently effective Prospectus of the Company.

 (3) The Advisory Fee provided for hereunder shall be paid in cash by the Company to the Adviser within ten (10) business days after the last day of each month and such Advisory Fee shall be adjusted, if necessary, at the time of the payment due in the last month in the fiscal year of the Company. Any overpayment of the Advisory Fee shall promptly be refunded to the Company. Notwithstanding the foregoing provisions of Part Three of this Agreement, the Advisory Fee during the interim period shall be accrued on the books of the Company and paid only in accordance with the provisions of paragraph 2 of Part Thirteen of this Agreement.

PART FOUR

Allocation of Expenses

 (1) Subject to approval of this Agreement by a majority of the outstanding voting securities of the Company, the Adviser agrees to cause payment or reimbursement to the Company for all its expenses during the period of this Agreement except:

   (a)       fees payable to the Adviser for its services under

this Agreement;

   (b)       all taxes of any kind paid by the Company;

   (c) all custodian or trustee fees, costs and expenses;

   (d) costs and expenses in connection with the auditing and certification of the records and accounts of the Company by the Company's Independent certified public accountants;

  (e) brokerage commissions and charges including transfer taxes and similar taxes, incurred in acquiring and disposing of portfolio securities;

  (f) costs of obtaining and printing stock certificates, reports to shareholders, notices, proxies, proxy statements, and also the cost of envelopes in which such are to be mailed; provided, however, that the Adviser shall receive no compensation for the use of its facilities or personnel in connection with the preparation and distribution of reports to shareholders or the preparation and distribution of proxy material for the Company, and the Adviser shall pay the fees of its counsel for services rendered in such connection;

 (g) postage on all communications, notices and statements to brokers, dealers, and the Company's shareholders;

 (h) fees paid to directors who are not "affiliated persons" of the Adviser;

 (i) all fees and expenses of independent legal counsel for the Company;

 (j)       all stock exchange listing expenses;

 (k) the cost of insurance authorized by the Board or required of the Company by law; and

 (1) expenses which from time to time may be designated as "extraordinary" by a resolution adopted by a majority of the directors of the Company who are not "interested persons" of the Adviser.

 (2) Notwithstanding any other provisions of this Agreement, including the provisions of paragraph 6 of Part Two and paragraph 1 of Part four hereof, the Adviser shall not be responsible for payment or reimbursement of any expenses incurred by the Company during the interim period unless and until Advisory Fees for such period shall have been paid to the Adviser.

 (3) To the extent necessary to comply with State securities regulations, the Adviser shall reimburse the Company for all expenses set forth in Part Three and in paragraph (1) of this Part Four except interest, taxes, brokerage fees, and, where permitted by law and in those circumstances the Board determines appropriate, those "extraordinary" expenses determined pursuant to subparagraph (1) of paragraph (1) of this Four, incurred each year by the Company in excess of the total of 1 1/2% of the first $30,000,000 of the Company's average monthly net asset value and in excess of 1% of the Company's average monthly net asset value over $30,000,000. Reductions in the Advisory Fee shall be made, if appropriate at the time of each monthly payment on an estimated basis and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the Advisory Fee payable with respect to the last month in any fiscal year of the Company. The Adviser shall promptly refund any amount theretofore paid in excess of the Advisory Fee determined to be due for such year.


PART FIVE

Multiple Capacities

  Nothing contained in this Agreement shall be deemed to prohibit the Adviser from acting, and being separately compensated for acting, in one or more capacities on behalf of the Company.
Whenever the Adviser shall be required to act in multiple capacities on behalf of the Company, either under this Agreement or by virtue of this and any other Agreement between the Adviser and the Company, the Adviser shall maintain the appropriate separate accounts and records for each such capacity. The Company understands that the Adviser or its parent, CoreStates Financial Corp including any of its subsidiaries or affiliates, may act in one or more capacities on behalf of other investment companies and customers and the Company consents thereto. While information and recommendations supplied to the Company shall, in the Adviser's judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Company, they may be different from the information and recommendations supplied to other investment companies and customers. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that it is not enti-tled to receive preferential treatment as compared with the treatment given to any other investment company or customer.

PART SIX

Inconsistent Position

          (1)      The Adviser agrees that no officer
or director of the Adviser will deal for or on behalf of the Company with himself as principal or agent, or with any corporation, partnership or other person in which he may have a financial interest, except that this shall not prohibit:

    (a) Officers and directors of the Adviser from having a financial interest in the Company or in the Adviser.

    (b) The purchase of securities for the Company, or the sale of securities owned by the Company, through a security broker or dealer, one or more of whose partners, officers or directors is an officer or a director of the Adviser, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

    (2) if any occasion should arise in which the Adviser or any of its officers or directors advises persons concerning the shares of the Company, the Adviser or such officer or director will act solely on its, hers or his own behalf and not in any way on behalf of the Company.

    (3) The Adviser agrees that, except as herein otherwise expressly provided, neither it nor any of its officers or directors shall at any time during the period of this Agreement make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except securities issued by the Company) or other assets by or for the Company.

  (4) Notwithstanding any other provisions of this Agreement, nothing herein is to be construed to prevent the Adviser, subject to approval of the Board of Directors of the Company and compliance with applicable laws and regulations, to serve as custodian of the Company's assets or as its transfer or dividend disbursing agent.


PART  SEVEN

Name of the Company

 The Company may use the name "Vestaur" or any name derived from or similar thereto only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Company will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser, or an affiliate of the Adviser.

PART  EIGHT

Limitation of, Liability of Adviser

          The Adviser shall not be liable for any
error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Company shall be deemed, when acting within the scope of his employment by the Company, to be acting in such employment solely for the Company and not as the Adviser's employee or agent.


PART  NINE

Amendment

          No provision of this Agreement may be
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.


PART TEN

Effectiveness, Renewal and Termination

          (1)      This Agreement shall become
effective upon the date first written above and, subject to its approval by a vote of the majority of the outstanding voting securities of the Company, shall remain in full force and effect, subject to prior termination as provided herein, for a period of two years from the date of such approval. This Agreement shall thereafter continue in full force and effect from year to year, subject to prior termination as provided herein, but only so long as its continuance shall be specifically approved at least annually (1) by the Board or by a vote of the majority of the outstanding voting securities of the Company, and (2) by the vote of a majority of the directors who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (2)       This Agreement may be terminated
by either the Company or the Adviser at any time by giving the other party sixty days' written notice of such intention to terminate; provided that any such termination shall be made without the payment of any penalty, and provided further that such termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Company.

       (3)      This Agreement shall terminate in
the event of its "assignment".

PART ELEVEN

Nature of Relationship

          The Company and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, as amended, shall have no authority to act for or represent the Company.

PART TWELVE
Notice

          Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such at such address as such other party may designate in writing mailed for receipt of such notice.

PART THIRTEEN

Miscellaneous

          (1)      Neither this Agreement nor any
transaction made pursuant hereto shall be invalidated or in any way affected by the fact that directors, officers, agents and/or shareholders of the Company are or may be interested in the Adviser, or any successor or assignee thereof, as directors, officers, shareholders or otherwise; that directors, officers, shareholders or agents of the Adviser are or may be interested in the Company as directors, officers shareholders or otherwise or that the Adviser or any successor or assignee, is or may be interested in the Company as shareholders or otherwise provided, however, that neither the Adviser nor any officer or director of the Adviser or of the Company shall sell to or buy from the Company any property or security other than a security issued by the Company, except in accordance with an applicable order or exemptive rule of the Commission.

          (2)       This Agreement shall be subject to
all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act and the laws and regulations governing national banks. To the extent that any provisions herein contained conflict with any such applicable provisions of law and regulations, the latter shall control.

          (3)      This Agreement is executed and
delivered in the Commonwealth of Pennsylvania and shall be construed in accordance with the laws and decisions of said Commonwealth.

          (4)      The captions in this Agreement are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (5)      This Agreement may be executed in
two or more counterparts, each of which shall be deemed to be an original but all of which constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the
Adviser have each caused this Agreement to be executed in duplicate in its name and on its behalf by its undersigned duly authorized officers, or on the day and year first above written.

ATTEST:

                         VESTAUR SECURITIES, INC.

___________              By:_____________________
                              Chairman


ATTEST:

                         CORESTATES INVESTMENT
                             ADVISERS, INC.


____________              By:____________________
                              Chairman

PROXY

VESTAUR SECURITIES, INC.

This Proxy is solicited on Behalf of the Board of Directors of the Corporation for the Annual Meeting of Stockholders, April 22, 1996


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert J.DiDomenico and Karen G. Bater or either of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the annual meeting of stockholders of Vestaur Securities, Inc. to be held in Conference Room #3, at ARAMARK, 41st Floor, 1500
Market Street, Centre Square West Tower, Philadelphia,
PA 19102 on the 22nd day of April, 1996 at 11:00 o'clock a.m., local time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:



(Continued, and to be signed on other side)

Please mark your

[X] votes as in this
    example.

The shares represented by this proxy will be voted as specified in the following items 1, 2 and 3 but if no choice is specified, they will be voted For the election of the 8 persons named in the proxy statement as Directors, For ratification of the appointment of the auditors named and For approval of the Investment
Advisory Agreement.



1. ELECTION OF DIRECTORS

FOR all nominees [ ]
(except as marked
to the contrary
below*)


WITHHOLD  [ ]
AUTHORITY
to vote for
all nominees

Nominees: Dr. Donald C. Carroll     Paul B. Fay, Jr.
          Robert F. Gurnee          John C. Jansing
          James S. Morgan           Philip R. Reynolds
          Marciarose Shestack       Mark E. Stalnecker

2.   The ratification of the selection of
     Deloitte & Touche LLP auditors for
     the period December 1, 1995
     through November 30, 1996.

 FOR       AGAINST      ABSTAIN
 [ ]         [ ]          [ ]

3.   The approval of the Investment
     Advisory Agreement between
     Vestaur Securities, Inc. and
     CoreStates Investment Advisers, Inc.

 FOR       AGAINST      ABSTAIN
 [ ]         [ ]          [ ]

4. Upon any other business which may properly come before the meeting or any adjournment thereof. The management knows of no other such business.



(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

SIGNATURE (S) __________________ DATE _________, 1996.
(Signature of all joint owners is required.
Fiduciaries please indicate your full title.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED
ENVELOPE.

------------------------------------------------------
              FOLD AND DETACH HERE

             VESTAUR SECURITIES, INC.
      1996 Annual Meeting of Stockholders

               April 22, 1996
                 11:00 a.m.
                  ARAMARK
         Conference Room #3 - 41st Floor
             1500 Market Street
           Centre Square West Tower
           Philadelphia, PA 19102

                  AGENDA

1. Election of eight Directors to serve until the next annual meeting and until their successors shall have been elected and qualified.
2. Ratification of the action of the Board of Directors in selecting Deloitte & Touche as auditors to examine the books and financial statements of Vestaur Securities, Inc. for the period commencing December 1, 1995 and ending
   November 30, 1996.
3. The approval of the Investment Advisory Agreement between Vestaur Securities, Inc. and CoreStates
   Investment Advisers, Inc.
4. Transaction of such other business as may properly be brought before the meeting.
5. Balloting.
6. Management's Report on the Fund.
7. General question and answer period.
8. Report of Judges of Election.
9. Adjournment.